EXHIBIT 99.1

Letter to Our Shareholders SES March 2022

Dear Shareholders, On February 4, 2022, we listed on the New York Stock Exchange under the ticker symbol of “SES” for our common stock. While the global markets have been turbulent, we are confident in our business plan and expect to achieve several milestones in 2022 which include delivering the world’s first A-Sample lithium-metal battery (Li-Metal) to our OEM partners. $450M of Cash on Our Balance Sheet at Transaction Close This includes contributions from key strategic investors including Honda, Hyundai, General Motors, Geely Auto, Kia Corporation, SAIC Motors, Foxconn, Koch Strategic Platforms, LG, SK, Temasek, and Vertex Ventures. We believe this cash will position us to get to commercialization with multiple OEMs in the next few years. 3 A-Sample JDAs and Industry Confidence We entered A-Sample joint development agreements (JDAs) in 2021, with GM (February), Hyundai (May), and Honda (December). These were the world’s first, second and third A-sample JDAs in Li-Metal. These major car manufacturers are attracted to SES because of our realistic, practicial, and data-driven culture. Most OEMs thought Li-Metal was just R&D, but when they saw the world’s first 100+ Ah Li-Metal battery with 417 Wh/kg and 935 Wh/L, capable of high-rate discharge at room temperature, our practical approach to control mossy lithium formations with high concentration solvent-in-salt electrolyte, protective anode coating, and algorithm — it all became real. Going forward, we will work with our OEM partners to further test and improve cell performance and safety. Other carmakers have seen these results as well and are warming up to our practical approach to Li-Metal batteries. Initial test data of the first 100+Ah Li-Metal battery C/10 discharge C/3 discharge 1C discharge SES CEO Qichao Hu holding the world’s first 100+Ah Li-Metal battery at last year’s SES Battery World event

SES Shanghai Giga Aerial Expansion At our first Battery World event held last year, we announced construction of Shanghai Giga, which is our 1GWh pilot facility. Phase I of Shanghai Giga will be completed and ready-to-use (“RTU”) in March 2022. We also began construction of a SES Korea facility in South Korea. We will start testing and delivering the world’s first Li-Metal A-Sample prototype cells and provide data to our current OEM partners and other potential future partners. By combining the R&D breakthroughs at our SES Boston HQ with the supply chain and manufacturing efficiency of Shanghai Giga and SES Korea, we are confident in our ability to deliver for our OEM partners. Technology We made exciting progress in each of our three core technology areas: 1. HermesTM: Platform for new material development. From 2012 to 2020, we developed only 4 generations (Gen 1 to Gen 4) of high concentration solvent-in-salt electrolytes. However, since 2020, we have developed 8 new generations, and now we are up to Gen 12. With each generation, we have improved the electrolyte’s Coulombic Efficiency for lithium plating on our anode, achieved a more improved balance between performance and safety, and are one step closer to meeting the complex envelopes of requirements of our current and prospective OEM partners. 2. ApolloTM: Engineering capability for large automotive cells. We continue to ramp up our anode coating and cell manufacturing quality and testing capabilities for Li-Metal A-Samples in Shanghai Giga and SES Korea. 3. AvatarTM: AI-powered software to monitor battery health. We want to predict 100% of potential safety incidents by precisely monitoring every component and step of the entire process. We began laying the foundation to do this with new health monitoring and safety algorithms, new sensors in packs and on our manufacturing lines as well as other steps we will reveal in the future. Beyond Li-ion™ / 3

Supply Chain As we continue to make progress with our A-Samples, we expect to transition to B-Samples, C-Samples, and, ultimately, intend to secure purchase orders and begin production. Our supply chain will be critical to commercialization of our products: 1. Lithium anode is a key material in our Li-Metal battery. We are partnering with suppliers to develop low-cost scalable production processes ranging from extrusion to lamination, vacuum evaporation, electrodeposition, and coating. 2. Salt is a key component in our Li-Metal battery electrolyte. We are partnering with vendors to secure our supplies. 3. Separator is another key component, and we recently secured an exclusive supply agreement with ENTEK Membranes, a US-based global leader in separator technology. 4. Raw materials: Lithium and nickel are critical materials for electric vehicle (“EV”) batteries. Most of the world’s production of lithium and nickel for the first half of this decade have already been reserved by battery and auto OEMs. We are working with several partners, including certain shareholders, to secure long-term offtake agreements starting mid-decade as we prepare for the production of our B-Samples and beyond. Beyond The EV battery industry is changing rapidly, and the global competition for supply chain dominance among battery and auto OEMs is intensifying. Tomorrow’s EV battery companies will be very different from today’s EV battery companies. The industry is experiencing an explosive growth in EV battery capacity from 10s of GWhs to 100s and 1,000s of GWhs. Battery capacity explosion leads to data explosion, which leads to intelligence explosion. We are witnessing the shattering of the industry’s old limits set by human understanding and the replacement of new limits set by the laws of physics. We believe that we can synthesize all of this data from mines, battery materials, batteries, vehicle integration, data and software, and recycling, and apply it to a super intelligence system that can redesign and improve its software and hardware. A fascinating journey awaits. This is just the beginning. Qichao Founder, CEO and Chairman Beyond Li-ion™ / 4

Forward-looking statements All statements other than statements of historical facts contained in this letter are “forward-looking statements.” Forward-looking statements can generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and other similar expressions that predict or indicate future events or events or trends that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the development and commercialization of SES AI Corporation’s (“SES”) products, including in connection with joint development agreements, estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of SES’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of SES. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the ability of SES to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; risks relating to SES’s history of no revenues and net losses; the risk that SES’s joint development agreements and other strategic alliances could be unsuccessful; risks relating to delays in the design, manufacture, regulatory approval and launch of SES’s battery cells; the risk that SES may not establish supply relationships for necessary components or pay for components that are more expensive than anticipated; risks relating to competition and rapid change in the electric vehicle battery market; safety risks posed by certain components of SES’s batteries; risks relating to machinery used in the production of SES’s batteries; risks relating to the willingness of commercial vehicle and specialty vehicle operators and consumers to adopt electric vehicles; risks relating to SES’s intellectual property portfolio; the ability of SES to issue equity or equity-linked securities or obtain debt financing in the future; and those factors discussed under “Risk Factors” in the proxy statement/prospectus of Ivanhoe Capital Acquisition Corp. relating to the business combination with SES, filed with the Securities and Exchange Commission on January 7, 2022. If any of these risks materialize or SES’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Beyond Li-ion™ / 5